UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Intel’s Annual Stockholders’ Meeting was held on May 17, 2018. At the meeting:

1)	stockholders elected the 10 persons recommended by the Board to serve as directors of Intel;

2)	stockholders ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of Intel for 2018;

3)	stockholders approved, on an advisory basis, Intel’s executive compensation;

4)	stockholders did not approve the stockholder proposal on whether to allow stockholders to act by written consent;

5)	stockholders did not approve the stockholder proposal on whether the chairman of the board should be an independent director; and

6)	stockholders did not approve the stockholder proposal requesting a political contributions cost-benefit analysis report.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1)	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Aneel Bhusri	3,188,768,300	36,285,476	6,926,089	853,837,489
Andy D. Bryant	3,095,932,088	130,317,031	5,730,746	853,837,489
Reed E. Hundt	3,155,423,812	69,736,334	6,819,719	853,837,489
Omar Ishrak	3,188,438,541	36,230,474	7,310,850	853,837,489
Brian M. Krzanich	3,210,835,473	14,772,636	6,371,756	853,837,489
Risa Lavizzo-Mourey	3,196,994,563	27,503,129	7,482,173	853,837,489
Tsu-Jae King Liu	3,211,942,585	12,558,019	7,479,261	853,837,489
Gregory D. Smith	3,213,586,885	11,592,653	6,800,327	853,837,489
Andrew Wilson	3,213,804,210	11,337,476	6,838,179	853,837,489
Frank D. Yeary	3,193,473,309	31,763,285	6,743,271	853,837,489

2)	Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
3,949,852,726	125,110,483	10,854,145	0

3)	Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
3,034,751,184	181,259,199	15,969,482	853,837,489

4)	Stockholder Proposal on Whether to Allow Stockholders to Act by Written Consent

For	Against	Abstain	Broker Non-Votes
1,295,033,301	1,915,729,863	21,216,701	853,837,489

5)	Stockholder Proposal on Whether the Chairman of the Board should be an Independent Director

For	Against	Abstain	Broker Non-Votes
960,298,848	2,253,198,773	18,482,244	853,837,489

6)	Stockholder Proposal Requesting a Political Contributions Cost-Benefit Analysis Report

For	Against	Abstain	Broker Non-Votes
217,019,186	2,916,054,482	98,906,197	853,837,489

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: May 23, 2018	/s/ Susie Giordano
Susie Giordano
Corporate Vice President and Corporate Secretary